                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-B
                                  AUGUST 1997
                           PAYMENT September 15, 1997
               7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES


                                 CUSIP#                      393534AB8
                                 Trust Account #            33-31958-0
                                 Distribution Date:  September 15,1997


SECURITIZED NET INTEREST MARGIN                                PER $1,000
-------------------------------                                 ORIGINAL
CERTIFICATES                                                  -----------
------------

1.   Amount Available                      624,120.62

Interest

2.   Aggregate Interest                    231,821.62         2.50889199

3.   Amount Applied to:

     (a)  accrued but unpaid Interest

4.   Remaining:

     (a)  accrued but unpaid Interest      231,821.62

5.   Monthly Interest

Principal

6.   Current month's principal
     distribution                          392,299.00         4.24566017

7.   Remaining outstanding principal
     balance                            35,045,401.54        379.2792374
     Pool Factor                            .37927924

8.   Present value of the projected
     remaining aggregate cashflows of
     the Finance I Assets and the
     Residual Assets, as of the
     immediately preceding
     Distribution Date                  54,227,539.40**

9.   Aggregate principal balance of
     loans refinanced by Green Tree
     Financial Corp.                     2,130,122.71

10.  Weighted average CPR                      11.94%

                           GREEN TREE FINANCIAL CORP.

                        NET INTEREST MARGIN TRUST 1994-B
                                  AUGUST 1997
                           PAYMENT September 15, 1997
               7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES
                                     Page 2



                                  CUSIP                         #393534AB8
                                  Trust Account                #33-31958-0
                                  Distribution Date:     September 15,1997



11. Weighted average CDR                              2.94%

12. Annualized net loss percentage                    1.75%

13. Delinquency            30-59 day                  1.12%
                           60-89 day                  0.45%
                           90+ day                    0.58%
                           Total 30+                  2.15%

First Trust N.A. Paying Agent/Bondholder Relations (612) 973-6700

**Present value of the projected remaining cashflows is based on estimated future performance of the underlying loans. These projections are subject to ongoing evaluation based upon a number of factors, including historical performance. As such, this projected value may change periodically, not only as a result of actual experience but also as a result of revisions made to the assumptions upon which such projections are based.

The assumptions utilized in projecting this value are in the process of being re-assessed at the time of publication of this report. The amount shown represents the present value of projected remaining cashflows based on assumptions similar to those used in the previous period.

GREEN TREE FINANCIAL CORP.
NET INTEREST MARGIN TRUST 1994-B
AUGUST 1997
PAYMENT September 15, 1997


                                          Fee Assets
                       -----------------------------------------------
                         Guarantee          Inside          Fee Asset
                            Fees             Refi             Total
                       ------------       ----------       -----------

GTFC 1994-1              22,026.54         39,614.11         61,640.65
GTFC 1994-2
GTFC 1994-3
GTFC 1994-4
                       ------------       ----------       -----------
                         22,026.54         39,614.11         61,640.65


Total amount of Guarantee Fees and Inside                    61,640.65
Refinance Payments

Subordinated Servicing Fees                                 379,535.03

Payment on Finance 1 Note                                   441,175.68

Allocable to Interest (current)                              67,931.19

Allocable to accrued but unpaid Interest                           .00

Accrued and unpaid Trustee Fees                                    .00

Allocable to Principal                                      373,244.49

Finance 1 Note Principal Balance                         10,011,141.08

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-B
                                  AUGUST 1997
                           PAYMENT September 15, 1997




                                           Inside
                             Residual       Refi            Total
                           ----------    ----------     ------------
GTFC 1994-1                       .00           .00              .00
GTFC 1994-2                       .00     26,836.30        26,836.30
GTFC 1994-3                  2,773.70     34,297.67        37,071.37
GTFC 1994-4                 74,345.11     44,692.16       119,037.27
                           ----------    ----------     ------------
                            77,118.81    105,826.13       182,944.94

Total Residual and Inside
Refinance Payments                                        182,944.94